UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 14, 2016

Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way

Boise, Idaho 83716-9632

(Address of principal executive offices)

(208) 368-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

On April 14, 2016, Micron Technology, Inc., a Delaware corporation (“Micron” or the “Company”), entered into a purchase agreement (the “Purchase Agreement”) with Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC, as representatives (the “Representatives”) of the several initial purchasers named therein (collectively, the “Initial Purchasers”), to issue and sell $1.25 billion aggregate principal amount of 7.500% Senior Secured Notes due 2023 (the “Notes”) in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. The Company intends to use the net proceeds from this offering for general corporate purposes, including to fund capital expenditures, working capital, and to pay related fees and expenses. The Purchase Agreement contains customary representations, warranties and covenants by the Company together with customary closing conditions.  Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities. The offering of the Notes is expect to close on or about April 26, 2016.

The Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The summary of the foregoing transaction is qualified in its entirety by reference to the text of the Purchase Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01. Other Events.

On April 14, 2016, Micron issued a press release with respect to its proposed offering of senior secured notes due 2023. A copy of this press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

On April 14, 2016, Micron issued a press release with respect to the pricing of its offering of senior secured notes due 2023. A copy of this press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

10.1

Purchase Agreement, dated as of April 14, 2016, by and among Micron Technology, Inc., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC, as representatives of the several initial purchasers named therein.

99.1	Press Release of Micron Technology, Inc., dated April 14, 2016, announcing the senior secured notes offering.

99.2	Press Release of Micron Technology, Inc., dated April 14, 2016, announcing pricing of senior secured notes offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date: April 15, 2016	By:	/s/ Ernest E. Maddock
	Name:	Ernest E. Maddock
	Title:	Chief Financial Officer and Vice President, Finance

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K

Exhibit No.	Description

10.1

Purchase Agreement, dated as of April 14, 2016, by and among Micron Technology, Inc., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC, as representatives of the several initial purchasers named therein.

99.1	Press Release of Micron Technology, Inc., dated April 14, 2016, announcing the senior secured notes offering.

99.2	Press Release of Micron Technology, Inc., dated April 14, 2016, announcing pricing of senior secured notes offering.